UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2006
VANDA PHARMACEUTICALS INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51863	03-0491827
(Commission File No.)	(IRS Employer Identification No.)
9605 Medical Center Drive
Suite 300
Rockville, Maryland 20850
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (240) 599-4500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1 Presentation slides to be furnished to investors.

Item 7.01. Regulation FD disclosure
          The Company intends to make presentations to certain investors regarding the Company’s operations, financial condition and prospects. The slides that will be used for such presentations are furnished as Exhibit 99.1 to this report.
     Various statements to be made in the presentations, including statements in the slides furnished as Exhibit 99.1 to this report, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “likely,” “will,” “would,” and “could,” and similar expressions or words, identify forward-looking statements. Such forward-looking statements are based upon expectations that involve risks, changes in circumstances, assumptions and uncertainties. The Company is at an early stage of development and may not ever have any products that generate significant revenue. Important factors that could cause actual results to differ materially from those reflected in the Company’s forward-looking statements include, among others: delays in the completion of the Company’s clinical trials, a failure of the Company’s product candidates to be demonstrably safe and effective, a failure to obtain regulatory approval for the Company’s products or to comply with ongoing regulatory requirements, a lack of acceptance of the Company’s product candidates in the marketplace, or a failure to become or remain profitable, the Company’s inability to obtain the capital necessary to fund its research and development activities, the Company’s failure to identify or obtain rights to new product candidates, a failure to develop or obtain sales, marketing and distribution resources and expertise or to otherwise manage the Company’s growth, a loss of any of the Company’s key scientists or management personnel, losses incurred from product liability claims made against the Company, a loss of rights to develop and commercialize the Company’s products under its license and sublicense agreements, and the increased expenses and administrative workload associated with being a public company. Forward-looking statements should be considered in light of all of the risks included or referred to in this report or in the slides attached as Exhibit 99.1 to this report, as well as the information set forth in the “Risk Factors” section of Item 1A to Part II of the Company’s report on Form 10-Q for the quarter ended March 31, 2006.
     The information in the slides attached as Exhibit 99.1 to this report will be provided only as of the applicable dates on which such slides are presented, and the Company undertakes no obligation to update any forward-looking statements contained in such slides from and after the dates of such presentations on account of new information, future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Exhibit No.	Description
99.1	Presentation slides to be furnished to investors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.

By:	/s/ STEVEN A. SHALLCROSS

Name: Steven A. Shallcross
Title: Senior Vice President, Chief Financial Officer and Treasurer
Dated: July 19, 2006